Exhibit 4.2

Execution Version

GENERAL MOTORS FINANCIAL COMPANY, INC.,

AS ISSUER

FLOATING RATE SENIOR NOTES DUE 2027

5.350% SENIOR NOTES DUE 2027

5.600% SENIOR NOTES DUE 2031

FIFTY-FIFTH SUPPLEMENTAL INDENTURE

Dated as of June 18, 2024

to

INDENTURE

Dated as of October 13, 2015

COMPUTERSHARE TRUST COMPANY, N.A.

(AS SUCCESSOR TO WELLS FARGO BANK, NATIONAL ASSOCIATION),

AS TRUSTEE

i

This FIFTY-FIFTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 18, 2024, between General Motors Financial Company, Inc., a Texas corporation (the “Company”), and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”).

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of October 13, 2015 (as amended or supplemented to the date hereof, the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture), between the Company and the Trustee, providing for the issuance by the Company from time to time of one or more series of Securities;

WHEREAS, the Company has duly authorized the execution and delivery of this Supplemental Indenture to provide for the issuance of (i) its Floating Rate Senior Notes due 2027 (the “Floating Rate Notes”), (ii) its 5.350% Senior Notes due 2027 (the “2027 Notes”) and (iii) its 5.600% Senior Notes due 2031 (the “2031 Notes” and, together with the Floating Rate Notes and the 2027 Notes, the “Notes”);

WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Supplemental Indenture in order to supplement the Base Indenture and to add covenants to and remove covenants from the Base Indenture with respect to the Notes as and to the extent set forth herein to provide for the issuance and the terms of the Notes; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid indenture and agreement of the Company according to its terms have been done.

NOW, THEREFORE:

In consideration of the premises and the purchase of the Notes by the Holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders from time to time of the Notes as follows.

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions.

Certain terms used principally in certain Articles hereof are defined in those Articles. Capitalized terms used but not defined in this Supplemental Indenture shall have the meaning ascribed to them in the Base Indenture or in this Article. In the event of any conflict between any term defined in the Base Indenture and this Supplemental Indenture, the defined terms in this Supplemental Indenture shall govern and control.

“Additional Notes” means any additional Notes of a particular series issued under the Indenture as part of such series of Notes.

“Bank Lines” means, with respect to the Company or any of its Restricted Subsidiaries, one or more debt facilities with banks or other lenders providing for revolving credit loans and/or letters of credit.

“Base Indenture” has the meaning assigned to it in the recitals hereto, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Benchmark” means, initially, Compounded SOFR; provided that if the Company or its designee determine on or prior to the Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1)

the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)	the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)

the sum of (a) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of the Interest Period, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors and other administrative matters) that the Company or its designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decide that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determine is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Board of Directors” means the Company’s board of directors or any committee of that board duly authorized to act generally or in any particular respect for the Company under the Indenture.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to remain closed.

“Calculation Agent” shall initially mean Computershare Trust Company, N.A., or any successor appointed from time to time by the Company, acting as calculation agent.

“Compounded SOFR” means, with respect to any Interest Period, the rate computed in accordance with the following formula set forth below:

where:

“SOFR IndexStart” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the first date of the relevant Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day that is two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date relating to such Interest Period; and

“dc” is the actual number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (the actual number of calendar days in the applicable Observation Period).

“Consolidated Net Tangible Assets” means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom all current liabilities and all goodwill, trade names, trademarks, unamortized debt discounts and expense and other like intangibles of the Company and its consolidated Subsidiaries, all as set forth in the most recent balance sheet of the Company and its consolidated Subsidiaries prepared in accordance with GAAP.

“Credit Enhancement Agreements” means, collectively, any documents, instruments, guarantees or agreements entered into by the Company, any of its Restricted Subsidiaries or any Receivables Entity for the purpose of providing credit support for one or more Receivables Entities or any of their respective securities, debt instruments, obligations or other Indebtedness.

“Fixed Rate Interest Payment Date” means each day on which interest on the 2027 Notes and the 2031 Notes will be paid, which will be semi-annually in arrears (i) in the case of the 2027 Notes, on January 15 and July 15 of each year, commencing on January 15, 2025, and, (ii) in the case of the 2031 Notes, on June 18 and December 18 of each year, commencing on December 18, 2024, and, in each case, at maturity.

“Floating Rate Interest Payment Date” means each day on which interest on the Floating Rate Notes will be paid, which will be quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2024, and at maturity.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, consistently applied.

“Global Notes” means, individually and collectively, each certificated Note deposited with or on behalf of and registered in the name of the Depositary or its nominee, substantially in the forms of Exhibit A, Exhibit B and Exhibit C hereto and each of which has the “Schedule of Exchanges of Interests in the Global Note” attached thereto. As of the date of this Supplemental Indenture, all of the Notes are represented by one or more Global Notes.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest or currency exchange rates.

“Indebtedness” means, with respect to any Person, without duplication, any indebtedness of such Person in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof), except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP (but does not include contingent liabilities which appear only in a footnote to a balance sheet).

“Indenture” has the meaning assigned to it in the preamble hereto.

“Initial Interest Period” means the period from and including the date of this Supplemental Indenture to, but excluding, the first Floating Rate Interest Payment Date.

“Initial Notes” means (i) with respect to Floating Rate Notes, the first $400,000,000 aggregate principal amount of the Floating Rate Notes, (ii) with respect to the 2027 Notes, the first $1,100,000,000 aggregate principal amount of the 2027 Notes and (iii) with respect to the 2031 Notes, the first $1,000,000,000 aggregate principal amount of the 2031 Notes, in each case, issued under the Indenture on the date hereof.

“Interest Determination Date” means, with respect to any Interest Period, the second U.S. Government Securities Business Day preceding such Floating Rate Interest Payment Date.

“Interest Period” means, after the Initial Interest Period, the period from and including a Floating Rate Interest Payment Date to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final Interest Period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Floating Rate Notes to, but excluding, the maturity date.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Latter Floating Rate Interest Payment Date” has the meaning assigned to it in the definition of “Interest Period” hereto.

“Make-Whole Redemption Price” has the meaning assigned to it in Section 3.01(c) hereto.

“New York Federal Reserve” means the Federal Reserve Bank of New York (or a successor administrator of the Secured Overnight Financing Rate).

“New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

“Non-Domestic Entity” means a Person not organized or existing under the laws of the United States, any state thereof or the District of Columbia.

“Notes” has the meaning assigned to it in the recitals hereto. For purposes of the Indenture, all references to the notes to be issued or authenticated upon transfer or replacement of or in exchange for Notes shall be deemed to refer to Notes. In addition, unless the context otherwise requires, all references to the “Notes” shall include the Initial Notes and any Additional Notes.

“Observation Period” means, in respect of each Interest Period, the period from and including two U.S. Government Securities Business Days preceding the first date of such relevant Interest Period to, but excluding, two U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date for such Interest Period; provided that the first Observation Period shall be the period from and including two U.S. Government Securities Business Days preceding the date hereof to, but excluding, the two U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date.

“Par Call Date” means April 18, 2031 (the date that is two months prior to the stated maturity date for the 2031 Notes).

“Par Call Redemption Price” has the meaning assigned to it in Section 3.01(d) hereto.

“Permitted Liens” means:

(i)	Liens existing on the date of the Base Indenture;

(ii)	Liens to secure securities, debt instruments or other Indebtedness of one or more Receivables Entities or guarantees thereof;

(iii)	Liens to secure Indebtedness under a Residual Funding Facility or guarantees thereof;

(iv)

Liens to secure Indebtedness and other obligations (including letter of credit indemnity obligations and obligations relating to expenses with respect to debt facilities) under Bank Lines or guarantees thereof;

(v)

Liens on spread accounts, reserve accounts and other credit enhancement assets, Liens on the Capital Stock of Subsidiaries of the Company, substantially all of the assets of which are spread accounts, reserve accounts and/or other credit enhancement assets, and Liens on interests in one or more Receivables Entities, in each case incurred in connection with Credit Enhancement Agreements, Residual Funding Facilities or issuances of securities, debt instruments or other Indebtedness by a Receivables Entity;

(vi)	Liens on property existing at the time of acquisition of such property (including properties acquired through merger or consolidation);

(vii)

Liens securing Indebtedness incurred to finance the construction or purchase of property of the Company or any of its Subsidiaries (but excluding Capital Stock of another Person); provided that any such Lien may not extend to any other property owned by the Company or any of its Subsidiaries at the time the Lien is incurred, and the Indebtedness secured by the Lien may not be incurred more than 180 days after the later of the acquisition or completion of construction of the property subject to the Lien;

(viii)	Liens securing Hedging Obligations;

(ix)

Liens to secure any Refinancing Indebtedness incurred to refinance any Indebtedness and all other obligations secured by any Lien referred to in the foregoing clause (i); provided that such new Lien shall be limited to all or part of the same property or type of property that secured the original Lien, and the Indebtedness secured by such Lien at such time is not increased to any amount greater than the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clause (i) of this definition at the time the original Lien became a Permitted Lien;

(x)	Liens in favor of the Company or any of its Subsidiaries;

(xi)	Liens of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed five percent of Consolidated Net Tangible Assets;

(xii)

Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business (including, without limitation, landlord Liens on leased properties);

(xiii)

Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings; provided, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

(xiv)

Liens imposed by law or regulation, such as carriers’, warehousemen’s, materialmen’s, repairmen’s and mechanics’ and similar Liens, in each case for sums not yet overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review; provided, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

(xv)

Liens related to minor survey exceptions, minor encumbrances, ground leases, easements or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph and telephone and cable television lines, gas and oil pipelines and other similar purposes, or zoning, building codes or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(xvi)	Liens on equipment of the Company or any of its Restricted Subsidiaries granted in the ordinary course of business;

(xvii)	deposits made or other security provided to secure liabilities to insurance carriers under insurance or self-insurance arrangements in the ordinary course of business;

(xviii)	purported Liens evidenced by filings of precautionary UCC financing statements relating solely to operating leases of personal property;

(xix)

Liens evidenced by UCC financing statement filings (or similar filings) regarding or otherwise arising under leases entered into by the Company or any Restricted Subsidiary in the ordinary course of business;

(xx)	Liens on accounts, payment intangibles, chattel paper, instruments and/or other Receivables granted in connection with sales of any of such assets; and

(xxi)	Liens on Receivables and related assets and proceeds thereof arising in connection with a Permitted Receivables Financing.

“Permitted Receivables Financing” means any facility, arrangement, transaction or agreement (i) pursuant to which the Company or any Restricted Subsidiary finances the acquisition or origination of Receivables with, or sells Receivables that it has acquired or originated to, a third party on terms that the Board of Directors has concluded are customary and market-standard, and/or (ii) that grants Liens to, or permits filings of precautionary UCC financing statements by, the third party against the Company or its Restricted Subsidiaries, as applicable, under such facility, arrangement, transaction or agreement relating to the subject Receivables, related assets and/or proceeds.

“Receivable” means each of the following: (i) any right to payment of a monetary obligation, including, without limitation, any promissory note, financing agreement, installment sale contract, lease contract, insurance or service contract, or any credit, debit or charge card receivable, and (ii) any assets related to such receivables, including, without limitation, any collateral securing, or property leased under, such receivables.

“Receivables Entity” means each of the following: (i) any Person (whether or not a Subsidiary of the Company) established for the purpose of transferring or holding Receivables or issuing securities, debt instruments or other Indebtedness backed by Receivables and/or Receivable-backed securities, regardless of whether such Person is an issuer of securities, debt instruments or other Indebtedness; and (ii) any Subsidiary of the Company formed exclusively for the purpose of satisfying the requirements of Credit Enhancement Agreements, regardless of whether such Person is an issuer of securities, debt instruments or other Indebtedness.

“Redemption Price” has the meaning assigned to it in Section 3.01(d) hereto.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its designee after giving effect to the Benchmark Replacement Conforming Changes.

“Refinancing Indebtedness” means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, other Indebtedness of the Company or any of its Restricted Subsidiaries.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Remaining Scheduled Payments” means the remaining scheduled payments of principal of and interest on the Notes called for redemption that would be due after the related redemption date but for that redemption.

“Residual Funding Facility” means any funding arrangement with a financial institution or institutions or other lenders or purchasers under which advances are made to the Company or any Subsidiary based upon residual, subordinated or retained interests in Receivables Entities or any of their respective securities, debt instruments or other Indebtedness.

“Restricted Subsidiary” means any Subsidiary of the Company that is not a Receivables Entity or Non-Domestic Entity.

“Secured Overnight Financing Rate” means the daily secured overnight financing rate as provided by the New York Federal Reserve on the New York Federal Reserve’s Website.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)

the SOFR Index value as published by the New York Federal Reserve as such index appears on the New York Federal Reserve’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Determination Time”); provided that:

(2)	if a SOFR Index value does not so appear as specified in clause (1) above at the SOFR Determination Time, then:

(i)	if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to Section 7.07 hereto; or

(ii)	if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to Section 7.08 hereto.

“SOFR Determination Time” has the meaning assigned to it in the definition of “SOFR Index” hereto.

“Supplemental Indenture” has the meaning assigned to it in the preamble hereto.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

(1)

the Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(i)

the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the stated maturity date, in the case of the 2027 Notes, or the Par Call Date, in the case of the 2031 Notes (such period, the “Remaining Life”);

(ii)

if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields (one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than, and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than, the Remaining Life) and shall interpolate to the stated maturity date, in the case of the 2027 Notes, or the Par Call Date, in the case of the 2031 Notes, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(iii)	if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life;

(for purposes of this paragraph (1), the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date); or

(2)

if on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the stated maturity date, in the case of the 2027 Notes, or the Par Call Date, in the case of the 2031 Notes, as applicable. If there is no United States Treasury security maturing on the stated maturity date, in the case of the 2027 Notes, or on the Par Call Date, in the case of the 2031 Notes, but there are two or more United States Treasury securities with a maturity date equally distant from the stated maturity date, in the case of the 2027 Notes, or the Par Call Date, in the case of the 2031 Notes, and one with a maturity date preceding the stated maturity date, in the case of the 2027 Notes, or the Par Call Date, in the case of the 2031 Notes, and one with a maturity date following the stated maturity date, in the case of the 2027 Notes, or the Par Call Date, in the case of the 2031 Notes, the Company shall select the United States Treasury security with a maturity date preceding the stated maturity date, in the case of the 2027 Notes, or the Par Call Date, in the case of the 2031 Notes. If there are two or more United States Treasury securities maturing on the stated maturity date, in the case of the 2027 Notes, or on the Par Call Date, in the case of the 2031 Notes, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” means Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter means the successor serving thereunder.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Section 1.02 Incorporation by Reference of Trust Indenture Act.

Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.03 Rules of Construction.

Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) “or” is not exclusive;

(c) words in the singular include the plural, and in the plural include the singular;

(d) provisions apply to successive events and transactions; and

(e) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

Section 1.04 Relationship with Base Indenture.

The terms and provisions contained in the Base Indenture shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of the Base Indenture conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

ARTICLE 2

THE NOTES

Section 2.01 Establishment, Form and Dating.

(a) There is hereby established three new series of Securities to be issued under the Base Indenture, to be designated as (i) the Company’s Floating Rate Senior Notes due 2027, (ii) the Company’s 5.350% Senior Notes due 2027 and (iii) the Company’s 5.600% Senior Notes due 2031.

(b) There are to be authenticated and delivered (i) $400,000,000 principal amount of Floating Rate Notes, (ii) $1,100,000,000 principal amount of 2027 Notes and (iii) $1,000,000,000 principal amount of 2031 Notes, and such principal amount of each series of Notes may be increased from time to time pursuant to Section 2.02 of the Base Indenture by the issuance of Additional Notes. Any such Additional Notes will have the same interest rate, maturity and other terms as the Initial Notes of such series, except, in some cases, for their issue price and, if applicable, the initial interest accrual date and the initial interest payment date, and shall constitute a single series of Securities with the Initial Notes of such series; provided that if such Additional Notes are not fungible with the applicable series of Initial Notes for U.S. federal income tax purposes, they will have a separate CUSIP number. No Notes shall be authenticated and delivered in addition to Notes for the principal amount as so increased except as provided by Sections 2.09, 2.10, 2.13 or 3.08 of the Base Indenture. The Notes shall be senior debt securities and shall be issued in fully registered form.

(c) The Floating Rate Notes and the Trustee’s certificate of authentication with respect thereto will be substantially in the form of Exhibit A hereto, the 2027 Notes and the Trustee’s certificate of authentication with respect thereto will be substantially in the form of Exhibit B hereto, and the 2031 Notes and the Trustee’s certificate of authentication with respect thereto will be substantially in the form of Exhibit C hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note will be dated the date of its authentication, and except as provided in Section 2.09 of the Base Indenture, will be issued in the form of one or more Global Notes. The principal of, and any premium or interest on, the Notes shall be payable in U.S. dollars. The Notes shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(d) The terms and provisions contained in the Notes will constitute, and are hereby expressly made, a part of the Indenture and the Company and the Trustee, by their execution and delivery of the Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

Section 2.02 Registrar and Paying Agent.

(a) The Company will maintain a Registrar and Paying Agent with respect to the Notes. The Registrar will keep a register with respect to the Notes and of their transfer and exchange.

(b) The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Notes.

(c) The Company initially appoints the Trustee to act as the Registrar and Paying Agent with respect to the Notes and to act as custodian for the Depositary with respect to the Global Notes.

ARTICLE 3

REDEMPTION OF NOTES

Section 3.01 Optional Redemption.

(a) The Floating Rate Notes are not subject to optional redemption prior to maturity.

(b) The 2027 Notes and the 2031 Notes may be redeemed, in whole or in part, at the option of the Company pursuant to Section 3.01(c) hereof or, in the case of the 2031 Notes, pursuant to Section 3.01(d) hereof. Other than as specifically provided in this Article 3, any redemption pursuant to this Article 3 will be made pursuant to the provisions of Article 3 of the Base Indenture.

(c) Prior to maturity, in the case of the 2027 Notes, and prior to the Par Call Date, in the case of the 2031 Notes, the Company may redeem the 2027 Notes and the 2031 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (the “Make-Whole Redemption Price”) (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed; and (2) (i) the sum of the present values of the Remaining Scheduled Payments, discounted to the redemption date (assuming the 2031 Notes matured on the Par Call Date) on a semi-annual basis at the Treasury Rate plus 15 basis points, in the case of the 2027 Notes, or 25 basis points, in the case of the 2031 Notes, less (ii) interest accrued to the date of redemption, plus, in either case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

(d) On or after the Par Call Date, the Company may redeem the 2031 Notes, in whole or in part, at any time and from time to time, at a redemption price (the “Par Call Redemption Price” and, together with the Make-Whole Redemption Price, each a “Redemption Price”) equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

(e) If the redemption date is after a record date and on or prior to a corresponding interest payment date, interest will be paid on the redemption date to the holder of record on the record date.

(f) If the Company elects to redeem the 2027 Notes or the 2031 Notes pursuant to this Article 3, it must furnish to the Trustee, at least 10 days but not more than 60 days before the redemption date of any redemption permitted hereunder, an Officer’s Certificate setting forth the information required by Section 3.03 of the Base Indenture.

(g) The Notes to be redeemed will be selected in compliance with Section 3.04 of the Base Indenture except that, in the case of partial redemption, the selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair or, when the Notes are Global Securities, pursuant to the applicable procedures of the Depositary; provided that, in the event of partial redemption, the particular Notes to be redeemed will be selected, unless otherwise provided herein or in the Base Indenture, not less than 10 days nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

(h) At least 10 days but not more than 60 days before a redemption date, the Company will send or cause to be sent a notice of redemption to each Holder whose Notes are to be redeemed in a manner provided for in and otherwise in compliance with Section 3.05 of the Base Indenture, except that redemption notices may be sent more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction and discharge of this Indenture pursuant to Article 8 of the Base Indenture. At the Company’s request, the Trustee will give the notice of redemption in the Company’s name and at its expense; provided, however, that the Company has delivered to the Trustee, at least 20 days prior to the redemption date (or a shorter period as agreed to by the Trustee), an Officer’s Certificate requesting that the Trustee give such notice setting forth the information to be stated in such notice as provided in the preceding sentence.

(i) The Redemption Price will be calculated assuming a 360-day year consisting of twelve 30-day months.

(j) The actions and determinations of the Company in determining any Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

(k) The Trustee shall not be responsible for the calculation of such Redemption Price. The Company shall calculate such Redemption Price and promptly notify the Trustee in writing thereof.

Section 3.02 Mandatory Redemption.

(a) The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

ARTICLE 4

COVENANTS

The Notes shall be subject to the following covenants in addition to the provisions of Article 4 of the Base Indenture (provided that Section 4.07 of the Base Indenture shall not be applicable to the Notes):

Section 4.01 Liens.

The Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur or assume any Lien of any kind (other than Permitted Liens) upon any of its or their property or assets, now owned or hereafter acquired, unless all payments due under this Indenture and the Notes are secured on an equal and ratable basis with the obligations so secured until such time as such obligations giving rise to such Lien are no longer secured by a Lien.

Section 4.02 Corporate Existence.

Subject to Article 5 of the Base Indenture, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence in accordance with the organizational documents (as the same may be amended from time to time) of the Company and (ii) the rights (charter and statutory), licenses and franchises of the Company; provided that the Company shall not be required to preserve any such right license or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

ARTICLE 5

DEFEASANCE

Legal Defeasance of the Notes under Section 8.04 of the Base Indenture and Covenant Defeasance of the Notes under Section 8.05 of the Base Indenture shall be applicable to the Notes, and the Company may at its option by a resolution of the Board of Directors, at any time, with respect to any series of the Notes, elect to have Section 8.04 or Section 8.05 of the Base Indenture be applied to the outstanding Notes of such series upon compliance with the conditions set forth in Section 8.06 of the Base Indenture. Article 4 of this Supplemental Indenture shall be subject to Covenant Defeasance under Section 8.05 of the Base Indenture.

ARTICLE 6

NO GUARANTEES

The provisions of Article 10 of the Base Indenture shall be inapplicable to the Notes.

ARTICLE 7

MISCELLANEOUS

Section 7.01 Governing Law.

THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 7.02 Successors.

All agreements of the Company in this Supplemental Indenture and the Notes will bind its successors. All agreements of the Trustee in this Supplemental Indenture will bind its successors.

Section 7.03 Severability.

In case any provision in this Supplemental Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 7.04 Counterpart Originals.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or .pdf transmission shall constitute effective execution and delivery of this instrument as to the parties hereto and may be used in lieu of the original instrument for all purposes. Signatures of the parties hereto transmitted by facsimile or .pdf shall be deemed to be their original signatures for all purposes. This Supplemental Indenture shall be valid, binding and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code/UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 7.05 Table of Contents, Headings, Etc.

The Table of Contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and will in no way modify or restrict any of the terms or provisions hereof.

Section 7.06 Calculation Agent.

(i) The Calculation Agent’s determination of any interest rate and its calculation of the amount of interest for any Floating Rate Interest Period will be final and binding in the absence of manifest error. All percentages resulting from any calculation are to be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward. Dollar amounts used in the calculation are to be rounded to the nearest cent (with one-half cent being rounded upward). So long as Compounded SOFR is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then-acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the Compounded SOFR for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint the Company or another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

(j) Neither the Trustee nor the Calculation agent shall have any (i) responsibility or liability for (A) the determination of whether a Benchmark Transition Event or Benchmark Replacement Date has occurred or (B) the determination or calculation of a Benchmark Replacement, Unadjusted Benchmark Replacement, or Benchmark Replacement Adjustment, and, in each such case under clauses (A) and (B) above, shall be entitled to conclusively rely upon the selection, determination, and/or calculation thereof as provided by the Company or its designee, as applicable, and (ii) liability or responsibility for any failure or delay in performing its duties hereunder as a result of the unavailability of a Benchmark rate as described in the definition thereof, including, without limitation, as a result of the Company or its designee’s failure to select a Benchmark Replacement, Unadjusted Benchmark Replacement or Benchmark Replacement Adjustment or the failure of the Company or its designee to calculate a Benchmark or Benchmark Replacement Adjustment. Each of the Trustee and the Calculation Agent shall be entitled to rely conclusively on all notices from the Company or its designee regarding any Benchmark, Benchmark Replacement, Unadjusted Benchmark Replacement or Benchmark Replacement Adjustment, including, without limitation, in regard to a Benchmark Transition Event, Benchmark Replacement Date and

Benchmark Replacement Conforming Changes. Neither the Trustee nor the Calculation Agent shall be responsible or liable for the failure or delay of the Company or its designee in the performance of the Company’s or such designee’s duties or obligations with respect to a Benchmark Transition Event, nor shall they be under any obligation to monitor or oversee the Company’s or its designee’s performance with respect thereto. The Trustee and the Calculation Agent shall be entitled to rely conclusively on any determination made, and any instruction, notice, officers’ certificate or other instruction or information provided by the Company or its designee with respect to a Benchmark Transition Event without independent verification, investigation or inquiry of any kind.

(k) The Company will give the Trustee and the Calculation Agent written notice of the person appointed as its designee.

Section 7.07 SOFR Unavailable.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to the Secured Overnight Financing Rate, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the New York Federal Reserve’s Website at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily Secured Overnight Financing Rate (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be the Secured Overnight Financing Rate published in respect of the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the New York Federal Reserve’s Website.

Section 7.08 Effect of a Benchmark Transition Event.

(a) If the Company or its designee determine on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Notes in respect of all determinations on such date and for all determinations on all subsequent dates.

(b) In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(c) Any determination, decision or election that may be made by the Company or its designee pursuant to this Section 7.08, including a determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(i)	will be conclusive and binding absent manifest error;

(ii)	will be made in the sole discretion of the Company or its designee; and

(iii)

notwithstanding anything to the contrary in the documentation relating to the Floating Rate Notes, shall become effective without consent from the holders of the Floating Rate Notes or any other party.

(d) For the avoidance of doubt, if the event that gives rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

(e) For the avoidance of doubt, for purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date set forth above.

GENERAL MOTORS FINANCIAL COMPANY, INC.

By:	/s/ Susan B. Sheffield
Name:	Susan B. Sheffield
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture]

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:	/s/ Corey J. Dahlstrand
Name:	Corey J. Dahlstrand
Title:	Vice President

[Signature Page to Supplemental Indenture]

Exhibit A

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBT SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS DEBT SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO GENERAL MOTORS FINANCIAL COMPANY, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.1

BY ITS ACQUISITION AND/OR HOLDING OF THIS DEBT SECURITY OR ANY INTEREST IN THIS NOTE, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) EITHER (1) THE HOLDER IS NOT ACQUIRING OR HOLDING THE SECURITY FOR OR ON BEHALF OF, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY, OR ANY INTEREST THEREIN, CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (2) THE ACQUISITION, HOLDING, AND SUBSEQUENT DISPOSITION OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS AND (B) NONE OF THE ISSUER, ANY UNDERWRITER OR THE ANY OF THEIR RESPECTIVE AFFILIATES IS ACTING, OR WILL ACT, AS A FIDUCIARY TO ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT WITH RESPECT TO THE DECISION TO PURCHASE OR HOLD THIS SECURITY OR IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE OR GIVE ADVICE IN A FIDUCIARY CAPACITY WITH RESPECT TO THE DECISION TO PURCHASE OR HOLD THIS SECURITY.

[1]	Insert in Global Notes only.

CUSIP No.:	37045X EW2
ISIN No.:	US37045XEW20

Floating Rate Senior Note due 2027

No. R-[ ]	$[ ]

GENERAL MOTORS FINANCIAL COMPANY, INC. promises to pay to [CEDE & CO.]2 or registered assigns, the principal sum of $[   ][(subject to the decreases and increases in principal amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto)]3 on July 15, 2027.

Floating Rate Interest Payment Dates: January 15, April 15, July 15 and October 15, commencing October 15, 2024.

Interest Rate: The interest rate for the Initial Interest Period shall be Compounded SOFR, as determined on October 10, 2024, plus 1.050% per annum. Thereafter, the interest rate for any Interest Period will be Compounded SOFR, as determined on the applicable Interest Determination Date, plus 1.050% per annum. The interest rate shall be reset quarterly on each Floating Rate Interest Payment Date.

Record Dates: 15 calendar days prior to each Floating Rate Interest Payment Date.

[2]	Insert in Global Notes only.
[3]	Insert in Global Notes only.

Dated:

GENERAL MOTORS FINANCIAL COMPANY, INC.

By:
Name:	Susan B. Sheffield
Title:	Executive Vice President and Chief Financial Officer

This is one of the Global

Notes referred to in the

within-mentioned Indenture:

Dated:

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

[Back of Note]

Floating Rate Senior Note due 2027

This Note is one of a duly authorized issue of Securities of General Motors Financial Company, Inc. (the “Company,” which term includes any successor Person under the Base Indenture hereinafter referred to), issued and issuable in one or more series under an indenture, dated as of October 13, 2015 (as amended or supplemented to the date hereof, the “Base Indenture”), between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee,” which term includes any successor trustee under the Base Indenture), to which Base Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof as Floating Rate Senior Notes due 2027 (the “Notes”), which was issued under the Fifty-Fifth Supplemental Indenture, dated as of June 18, 2024, to the Base Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) and which is initially limited to $400,000,000 in principal amount. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

1. INTEREST. The Notes will bear interest at a floating rate, reset quarterly on each Floating Rate Interest Payment Date, equal to Compounded SOFR plus 1.050% per annum. The Company will pay interest quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2024, and at maturity. If any January 15, April 15, July 15 or October 15 is not a Business Day, then the next succeeding Business Day will be the applicable Floating Rate Interest Payment Date and interest on the Notes will be paid on such next succeeding Business Day; provided that if such next succeeding Business Day falls in the succeeding calendar month, then the applicable Floating Rate Interest Payment Date will be the Business Day immediately preceding such January 15, April 15, July 15 and October 15, and interest on the Notes will be paid on such immediately preceding Business Day). If the stated maturity date of the Notes is not a Business Day, the payment of principal of, and interest on, the Notes will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the stated maturity date. Interest on the Notes will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from June 18, 2024; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Floating Rate Interest Payment Date, interest shall accrue from such next succeeding Floating Rate Interest Payment Date; provided, further, that the first Floating Rate Interest Payment Date shall be October 15, 2024. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest from time to time on demand at the same rate to the extent lawful. The amount of interest accrued and payable on the Notes for each Interest Period will be equal to the product of (i) the outstanding principal amount of the Notes multiplied by (ii) the product of (a) the interest rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Interest Period divided by 360.

2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date on the next preceding Floating Rate Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Floating Rate Interest Payment Date, except as provided in Section 2.08 of the Base Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest, if any, at the office or agency of the Trustee maintained for such purpose within the City and State of New York. The Company will make payments of principal, premium, if any, and interest, if any, in respect of the Notes in book-entry form to the Depositary in immediately available funds, while disbursement of such payments to owners of beneficial interests in Notes in book-entry form will be made in accordance with the procedures of the Depositary and its participants in effect from time to time.

3. PAYING AGENT, CALCULATION AGENT AND REGISTRAR. Initially, Computershare Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent, Calculation Agent and Registrar. The Company may change any Paying Agent, Calculation Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. The Company issued the Notes under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general unsecured obligations of the Company and are not limited as to aggregate principal amount. The Notes, including any Additional Notes issued hereunder, shall contain the terms set forth herein and in the Indenture and shall constitute and be treated as one series of Notes for all purposes.

5. OPTIONAL REDEMPTION. The Notes are not subject to optional redemption prior to maturity.

6. MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption payments with respect to the Notes.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Floating Rate Interest Payment Date.

8. PERSONS DEEMED OWNERS. The registered Holder of a Note will be treated as its owner for all purposes.

9. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture or the Notes may be amended or supplemented as provided in Article 9 of the Base Indenture.

10. DEFAULTS AND REMEDIES. The terms of Article 6 of the Base Indenture shall be applicable to the Notes.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or shareholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

15. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers, either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

16. NOTICES. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Attention: Chief Financial Officer

17. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Assignment Form

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to:

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint:

to transfer this Note on the books of the Registrar. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Note Custodian

Exhibit B

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBT SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS DEBT SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO GENERAL MOTORS FINANCIAL COMPANY, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.4

BY ITS ACQUISITION AND/OR HOLDING OF THIS DEBT SECURITY OR ANY INTEREST IN THIS NOTE, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) EITHER (1) THE HOLDER IS NOT ACQUIRING OR HOLDING THE SECURITY FOR OR ON BEHALF OF, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY, OR ANY INTEREST THEREIN, CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (2) THE ACQUISITION, HOLDING, AND SUBSEQUENT DISPOSITION OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS AND (B) NONE OF THE ISSUER, ANY UNDERWRITER OR THE ANY OF THEIR RESPECTIVE AFFILIATES IS ACTING, OR WILL ACT, AS A FIDUCIARY TO ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT WITH RESPECT TO THE DECISION TO PURCHASE OR HOLD THIS SECURITY OR IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE OR GIVE ADVICE IN A FIDUCIARY CAPACITY WITH RESPECT TO THE DECISION TO PURCHASE OR HOLD THIS SECURITY.

[4]	Insert in Global Notes only.

CUSIP No.:	37045X EX0
ISIN No.:	US37045XEX03

5.350% Senior Notes due 2027

No. R-[ ]	$[ ]

GENERAL MOTORS FINANCIAL COMPANY, INC. promises to pay to [CEDE & CO.]5 or registered assigns, the principal sum of $[    ][(subject to the decreases and increases in principal amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto)]6 on July 15, 2027.

Fixed Rate Interest Payment Dates: January 15 and July 15, commencing January 15, 2025.

Record Dates: 15 calendar days prior to each Fixed Rate Interest Payment Date.

[5]	Insert in Global Notes only.
[6]	Insert in Global Notes only.

Dated:

GENERAL MOTORS FINANCIAL COMPANY, INC.

By:
Name:	Susan B. Sheffield
Title:	Executive Vice President and Chief Financial Officer

This is one of the Global

Notes referred to in the

within-mentioned Indenture:

Dated:

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

[Back of Note]

5.350% Senior Note due 2027

This Note is one of a duly authorized issue of Securities of General Motors Financial Company, Inc. (the “Company,” which term includes any successor Person under the Base Indenture hereinafter referred to), issued and issuable in one or more series under an indenture, dated as of October 13, 2015 (as amended or supplemented to the date hereof, the “Base Indenture”), between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee,” which term includes any successor trustee under the Base Indenture), to which Base Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof as 5.350% Senior Notes due 2027 (the “Notes”), which was issued under the Fifty-Fifth Supplemental Indenture, dated as of June 18, 2024, to the Base Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) and which is initially limited to $1,100,000,000 in principal amount. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

1. INTEREST. The Notes will bear interest at 5.350% per annum. The Company will pay interest semi-annually in arrears on January 15 and July 15 of each year, commencing on January 15, 2025, and at maturity. If any Fixed Rate Interest Payment Date, stated maturity date or earlier redemption date for the Notes is not a Business Day, the Company will make the required payment of principal, premium, if any, and interest, if any, on the next succeeding Business Day, and no interest will accrue on the amount so payable for the intervening period. Interest on the Notes will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from June 18, 2024; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Fixed Rate Interest Payment Date, interest shall accrue from such next succeeding Fixed Rate Interest Payment Date; provided, further, that the first Fixed Rate Interest Payment Date shall be January 15, 2025. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date on the next preceding Fixed Rate Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Fixed Rate Interest Payment Date, except as provided in Section 2.08 of the Base Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest, if any, at the office or agency of the Trustee maintained for such purpose within the City and State of New York. The Company will make payments of principal, premium, if any, and interest, if any, in respect of the Notes in book-entry form to the Depositary in immediately available funds, while disbursement of such payments to owners of beneficial interests in Notes in book-entry form will be made in accordance with the procedures of the Depositary and its participants in effect from time to time.

3. PAYING AGENT AND REGISTRAR. Initially, Computershare Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. The Company issued the Notes under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general unsecured obligations of the Company and are not limited as to aggregate principal amount. The Notes, including any Additional Notes issued hereunder, shall contain the terms set forth herein and in the Indenture and shall constitute and be treated as one series of Notes for all purposes.

5. OPTIONAL REDEMPTION. The Notes are subject to redemption as provided in Article 3 of the Indenture.

6. MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption payments with respect to the Notes.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Fixed Rate Interest Payment Date.

8. PERSONS DEEMED OWNERS. The registered Holder of a Note will be treated as its owner for all purposes.

9. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture or the Notes may be amended or supplemented as provided in Article 9 of the Base Indenture.

10. DEFAULTS AND REMEDIES. The terms of Article 6 of the Base Indenture shall be applicable to the Notes.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or shareholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

15. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers, either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

16. NOTICES. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Attention: Chief Financial Officer

17. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Assignment Form

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to:

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint:

to transfer this Note on the books of the Registrar. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Note Custodian

Exhibit C

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBT SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS DEBT SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO GENERAL MOTORS FINANCIAL COMPANY, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.7

BY ITS ACQUISITION AND/OR HOLDING OF THIS DEBT SECURITY OR ANY INTEREST IN THIS NOTE, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) EITHER (1) THE HOLDER IS NOT ACQUIRING OR HOLDING THE SECURITY FOR OR ON BEHALF OF, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY, OR ANY INTEREST THEREIN, CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (2) THE ACQUISITION, HOLDING, AND SUBSEQUENT DISPOSITION OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS AND (B) NONE OF THE ISSUER, ANY UNDERWRITER OR THE ANY OF THEIR RESPECTIVE AFFILIATES IS ACTING, OR WILL ACT, AS A FIDUCIARY TO ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT WITH RESPECT TO THE DECISION TO PURCHASE OR HOLD THIS SECURITY OR IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE OR GIVE ADVICE IN A FIDUCIARY CAPACITY WITH RESPECT TO THE DECISION TO PURCHASE OR HOLD THIS SECURITY.

[7]	Insert in Global Notes only.

CUSIP No.:	37045X EY8
ISIN No.:	US37045XEY85

5.600% Senior Notes due 2031

No. R-[ ]	$[ ]

GENERAL MOTORS FINANCIAL COMPANY, INC. promises to pay to [CEDE & CO.]8 or registered assigns, the principal sum of $[   ][(subject to the decreases and increases in principal amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto)]9 on June 18, 2031.

Fixed Rate Interest Payment Dates: June 18 and December 18, commencing December 18, 2024.

Record Dates: 15 calendar days prior to each Fixed Rate Interest Payment Date.

[8]	Insert in Global Notes only.
[9]	Insert in Global Notes only.

Dated:

GENERAL MOTORS FINANCIAL COMPANY, INC.

By:
Name:	Susan B. Sheffield
Title:	Executive Vice President and Chief Financial Officer

This is one of the Global

Notes referred to in the

within-mentioned Indenture:

Dated:

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

[Back of Note]

5.600% Senior Note due 2031

This Note is one of a duly authorized issue of Securities of General Motors Financial Company, Inc. (the “Company,” which term includes any successor Person under the Base Indenture hereinafter referred to), issued and issuable in one or more series under an indenture, dated as of October 13, 2015 (as amended or supplemented to the date hereof, the “Base Indenture”), between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee,” which term includes any successor trustee under the Base Indenture), to which Base Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof as 5.600% Senior Notes due 2031 (the “Notes”), which was issued under the Fifty-Fifth Supplemental Indenture, dated as of June 18, 2024, to the Base Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) and which is initially limited to $1,000,000,000 in principal amount. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

1. INTEREST. The Notes will bear interest at 5.600% per annum. The Company will pay interest semi-annually in arrears on June 18 and December 18 of each year, commencing on December 18, 2024, and at maturity. If any Fixed Rate Interest Payment Date, stated maturity date or earlier redemption date for the Notes is not a Business Day, the Company will make the required payment of principal, premium, if any, and interest, if any, on the next succeeding Business Day, and no interest will accrue on the amount so payable for the intervening period. Interest on the Notes will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from June 18, 2024; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Fixed Rate Interest Payment Date, interest shall accrue from such next succeeding Fixed Rate Interest Payment Date; provided, further, that the first Fixed Rate Interest Payment Date shall be December 18, 2024. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date on the next preceding Fixed Rate Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Fixed Rate Interest Payment Date, except as provided in Section 2.08 of the Base Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest, if any, at the office or agency of the Trustee maintained for such purpose within the City and State of New York. The Company will make payments of principal, premium, if any, and interest, if any, in respect of the Notes in book-entry form to the Depositary in immediately available funds, while disbursement of such payments to owners of beneficial interests in Notes in book-entry form will be made in accordance with the procedures of the Depositary and its participants in effect from time to time.

3. PAYING AGENT AND REGISTRAR. Initially, Computershare Trust Company, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. The Company issued the Notes under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are general unsecured obligations of the Company and are not limited as to aggregate principal amount. The Notes, including any Additional Notes issued hereunder, shall contain the terms set forth herein and in the Indenture and shall constitute and be treated as one series of Notes for all purposes.

5. OPTIONAL REDEMPTION. The Notes are subject to redemption as provided in Article 3 of the Indenture.

6. MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption payments with respect to the Notes.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Fixed Rate Interest Payment Date.

8. PERSONS DEEMED OWNERS. The registered Holder of a Note will be treated as its owner for all purposes.

9. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture or the Notes may be amended or supplemented as provided in Article 9 of the Base Indenture.

10. DEFAULTS AND REMEDIES. The terms of Article 6 of the Base Indenture shall be applicable to the Notes.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or shareholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

15. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers, either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

16. NOTICES. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Attention: Chief Financial Officer

17. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Assignment Form

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to:

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint:

to transfer this Note on the books of the Registrar. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Note Custodian